SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2003

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

California (State or Other Jurisdiction of Incorporation)	1-10709 (Commission File Number)	95-4300881 (I.R.S. Employer Identification Number)

701 Western Avenue, Glendale, California 91201-2397

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 244-8080

N/A

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

PS Business Parks, Inc. (“PSB”), through its operating partnership, PS Business Parks, L.P. (PSB and PS Business Parks, L.P. are collectively referred to as the “Company”), acquired a business park consisting of 53 buildings (including two pad sites) known as Miami International Commerce Center on December 30, 2003 at an aggregate purchase price of approximately $206 million (including closing costs). The property has approximately 3.35 million net rentable square feet, and was approximately 84% occupied upon acquisition. The portfolio consists of approximately 3.3 million square feet of multi-tenant industrial and flex space and approximately 60,000 square feet of retail space. The Company intends to continue to operate the property as a business park. None of the Company, its affiliates, officers or directors, or any associate of any such officer or director, has any material relationship with the seller, MICC Venture. The purchase price was established through arm’s length negotiations. The acquisition was funded with the Company’s existing cash balances, borrowings of $95 million from its unsecured line of credit with Wells Fargo Bank and borrowings from an affiliate, Public Storage, Inc., of $100 million.

The following table provides certain information concerning the facility acquired:

Name and Location	Seller	Date of Acquisition	Property Type	Purchase Price and Deferred Maintenance	Net Rentable Square Footage	Occupancy at Closing
Miami International Commerce Center, Miami, Florida	MICC Venture	12/30/03	Industrial, Office, and Retail	$206,000,000	3,347,750	83.7%

Item 7. Financial Statements and Exhibits

(a)(6) Financial Statements of Businesses Acquired

The following financial statements of Miami International Commerce Center are attached hereto on pages 4 through 7:

o Report of Independent Auditors

o Combined Statements of Certain Revenues and Certain Operating Expenses for the nine months ended September 30, 2003 (unaudited) and for the year ended December 31, 2002

o Notes to Combined Statements of Certain Revenues and Certain Operating Expenses

An audited statement is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) Miami International Commerce Center was acquired from a single unaffiliated party and (ii) based on the investigation of Miami International Commerce Center by the Company, management is not aware of any material factors relating to Miami International Commerce Center that would cause this financial information not to be necessarily indicative of future operating results other than the factors specifically considered by the Company as described below.

In the decision to acquire Miami International Commerce Center, the Company considered the competition from other commercial property owners, the location, the leases, the rental rates, and the occupancy levels.

The Company has reviewed the expenses of Miami International Commerce Center, including salaries of on-site personnel, utilities, property taxes, supplies, insurance, and repairs and maintenance. The Company expects that certain operating expenses in the future will be consistent with those reported for the nine months ended September 30, 2003 and for the year ended December 31, 2002.

(b) Pro Forma Financial Information

The required pro forma financial information is attached hereto on pages 8 through 16.

(c) Exhibits

10. Letter Agreement, dated as of December 29, 2003, between Public Storage, Inc. and PS Business Parks, L.P.

23. Consent of Independent Auditors

Item 7(a)

REPORT OF INDEPENDENT AUDITORS

To the Board of Directorsof
PS Business Parks, Inc.

We have audited the accompanying combined statement of certain revenues and certain operating expenses of the Miami International Commerce Center, described in Note 1 (the “Statement”) for the year ended December 31, 2002. The Statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the above mentioned Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the current report on Form 8-K, as described in Note 1, and is not intended to be a complete presentation of Miami International Commerce Center’s revenues and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the combined certain revenues and certain operating expenses described in Note 1 of Miami International Commerce Center for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

ERNST & YOUNG LLP

Los Angeles, California

January 12, 2004

MIAMI INTERNATIONAL COMMERCE CENTER
Combined Statements of Certain Revenues and Certain Operating Expense

	Nine months ended September 30, 2003	Year ended December 31, 2002
	(Unaudited)
Certain rental revenues	$15,371,000	$21,267,000
Interest income	17,000	68,000

Certain revenue	$15,388,000	$21,335,000
Certain operating expenses	7,020,000	8,555,000

Certain revenues in excess of certain operating
expenses	$8,368,000	$12,780,000

See accompanying notes.

MIAMI INTERNATIONAL COMMERCE CENTER
Notes to Combined Statements of Certain Revenues and Certain Operating Expenses

1. Background and Basis for Presentation

The accompanying combined statements of certain revenues and certain operating expenses consist of the accounts of the Miami International Commerce Center located in Florida and acquired by PS Business Parks, Inc. (“PSB”), through its operating partnership, PS Business Parks, L.P. (PSB and PS Business Parks, L.P. are collectively referred to as the “Company”), on December 30, 2003 for approximately $206 million (including closing costs). The statements have been prepared in order to comply with Rule 3-14 of Regulation S-X, “Special instructions for real estate operations to be acquired”and are prepared on the accrual basis of accounting.

The following table summarizes the property acquired:

Name and Location	Seller	Property Type
Miami International Commerce Center, Miami, Florida	MICC Venture	Industrial, Office, and Retail

The combined statements of certain revenues and certain operating expenses include only the accounts and activities of the operating properties that comprise Miami International Commerce Center. Items that are not comparable to the future operations of the Miami International Commerce Center have been excluded. Such items include depreciation, amortization, management fees, interest expense, and straight line rent adjustments.

2. Summary of Significant Accounting Policies

   Revenue Recognition

The Miami International Commerce Center leases space to tenants for which they charge minimum rents and receive reimbursement for certain operating expenses. The leases are accounted for as operating leases and are non-cancelable with varying terms and expiration dates. Recoveries from tenants are recognized as income in the period the applicable costs are accrued.

Certain Operating Expenses

Certain operating expenses include costs paid or incurred by the owners for maintaining, operating, and repairing the operating properties. This includes utilities, repairs and maintenance, and real estate taxes.

MIAMI INTERNATIONAL COMMERCE CENTER
Notes to Combined Statements of Certain Revenues and Certain Operating Expenses

   Use of Estimates

The preparation of the statements of certain revenues and certain operating expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the statements of certain revenues and certain operating expenses and accompanying notes. Actual results could differ from those estimates.

   Interim Statements

The interim financial data for the nine months ended September 30, 2003 is unaudited; however, in the opinion of the management of the Company, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results for the full year.

Item 7 (b) PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

The following unaudited pro forma consolidated financial statements were prepared to reflect the acquisition of real estate facilities by PS Business Parks, Inc. (“PSB”), through its operating partnership, PS Business Parks, L.P. (PSB and PS Business Parks, L.P. are collectively referred to as the “Company”).

The Company acquired a business park consisting of 53 buildings (including two pad sites), with 3.35 million net rentable square feet, known as “Miami International Commerce Center” on December 30, 2003 at an aggregate purchase price of approximately $206 million (including closing costs). The Company is not affiliated with the seller and the purchase price was established through arm’s length negotiations. The acquisitions were funded with the Company’s existing cash balances, borrowings of $95 million from its unsecured line of credit with Wells Fargo Bank, and borrowings from an affiliate, Public Storage, of $100 million.

The pro forma consolidated balance sheet at September 30, 2003 gives effect to the acquisition of the Miami International Commerce Center as if it had occurred on September 30, 2003.

The pro forma consolidated statements of income for the nine months ended September 30, 2003 and the year ended December 31, 2002 have been prepared assuming the aforementioned acquisition of commercial properties occurred at the beginning of the periods presented. The results of operations are based on historical operating results.

The pro forma adjustments are based upon available information and upon certain assumptions as set forth in the notes to the pro forma consolidated financial statements that the Company believes are reasonable in the circumstances. The pro forma consolidated financial statements and accompanying notes should be read in conjunction with the historical financial statements of the Company and other documents filed with the Securities and Exchange Commission (such as Form 8-K’s which reference property acquisitions) from time to time. The following pro forma consolidated financial statements do not purport to represent what the Company’s results of operations would actually have been if the transaction had in fact occurred on the dates or at the beginning of the periods indicated or to project the Company’s results of operations for any future date or period.

PS BUSINESS PARKS, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2003
(Unaudited)
(Amounts in thousands, except per share data)

	Historical	Property Acquisitions (Note 1)	Pro Forma
ASSETS
Cash and cash equivalents	$34,017	$(10,000)	$24,017
Real estate, net of accumulated depreciation	1,112,309	206,000	1,318,309
Receivables and other assets	16,001	--	16,001

Total assets	$1,162,327	$196,000	$1,358,327

LIABILITIES AND SHAREHOLDERS' EQUITY
Accrued and other liabilities	$36,479	$1,000	$48,479
Line of credit	--	95,000	95,000
Mortgage notes payable	19,844	--	19,844
Unsecured note payable	50,000	--	50,000
Note payable to affiliate	--	100,000	100,000
Minority interests:
Preferred units	217,750	--	217,750
Common units	169,726	--	169,726
Shareholders' equity:
Preferred stock,$0.01 par value, 50,000,000 shares
authorized, 6,747 shares issued and outstanding at
September 30, 2003	168,673	--	168,673
Common stock, $0.01 par value, 100,000,000 shares
authorized, 21,508,735 shares issued and outstanding
at September 30, 2003	215	--	215
Paid-in capital	419,198	--	419,198
Cumulative net income	270,781	--	270,781
Other comprehensive loss	(782)	--	(782)
Cumulative distributions	(189,557)	--	(189,557)

Total shareholders' equity	668,528	--	668,528

Total liabilities and shareholders' equity	$1,162,327	$196,000	$1,358,327

Book value per common share (Note 2)	$23.24	--	$23.24

Shares outstanding	21,509	--	21,509

See Accompanying Notes to Pro Forma Consolidated Balance Sheet

PS BUSINESS PARKS, INC.
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2003
(Unaudited)

1. Property Acquisitions

On December 30, 2003, the Company acquired 53 buildings (including two pad sites) known as the Miami International Commerce Center from an unaffiliated third party at an aggregate cost of approximately $206 million.

The following pro forma adjustments have been made to the pro forma consolidated balance sheet to reflect the aforementioned transaction as if it had occurred on September 30, 2003.

Pro forma adjustments have been made to cash and cash equivalents to reflect:
o The acquisition cost of Miami International Commerce Center	$(206,000,000)
o Borrowings from the line of credit to fund the acquisition	95,000,000
o Borrowings from an affiliate to fund the acquisition	100,000,000
o Accrued closing costs	1,000,000

$(10,000,000)

o A pro forma adjustment has been made to real estate, net of accumulated depreciation, to reflect the aggregate acquisition cost of the facilities acquired:
Land and land improvement	95,663,000
Building	79,380,000
Building improvements	29,724,000
In-place leases	1,233,000

$ 206,000,000
o A pro forma adjustment has been made to accrued and other liabilities to
reflect the closing costs	$ 1,000,000

o A pro forma adjustment has been made to reflect borrowings from the line of
credit to fund the acquisition (Libor plus 0.70%)	$ 95,000,000

o A pro forma adjustment has been made to reflect borrowings from an affiliate
to fund the acquisition (Fixed at 1.4% per annum through March 9, 2004)	$ 100,000,000

2. Book value per common share

Book value per common share has been determined by dividing total common shareholders’equity by the outstanding common shares. The following summarizes the common shares outstanding:

Common shares outstanding
o Historical shares outstanding at September 30, 2003	21,509,000

PS BUSINESS PARKS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
For the Nine Months Ended September 30, 2003
(Unaudited)
(Amounts in thousands, except per share data)

	Historical	Property Acquisitions (Note 1)	Other Adjustments (Note 2)	Pro Forma
Revenues:
Rental income	$144,593	$15,186	$--	$159,779
Facility management fees	562	--	--	562
Gain on sale of marketable equity	2,043	--	--	2,043
securities
Interest income	971	17	(143)	845

	148,169	15,203	(143)	163,229

Expenses:
Cost of operations	39,593	7,020	--	46,613
Cost of facility management	111	--	--	111
Depreciation and amortization	43,186	6,443	--	49,629
General and administrative	3,508	--	--	3,508
Interest expense	3,013	--	2,395	5,408

	89,411	13,463	2,395	105,269

Income before discounted operations and
minority interest	58,758	1,740	(2,538)	57,960
Discontinued operations:
Income from discontinued operations	3,340	--	--	3,340
Impairment charge on properties held
for sale	(5,907)	--	--	(5,907)
Gain on disposition of real estate	3,498	--	--	3,498
Equity income of discontinued joint
venture	2,296	--	--	2,296

Income before minority interest in income	61,985	1,740	(2,538)	61,187
Minority interest in income - preferred	(14,430)	--	--	(14,430)
units
Minority interest in income - common
units	(9,064)	(444)	647	(8,861)

Net income (loss)	$38,491	$1,296	$(1,891)	$37,896

Net income allocation:
Allocable to preferred shareholders	$11,905	$--	$--	$11,905
Allocable to common shareholders	26,586	1,296	(1,891)	25,991

	$38,491	$1,296	$(1,891)	$37,896

Net income per common share - basic:
Continuing operations	$1.13	--	--	$1.11
Discontinued operations	0.11	--	--	0.11

	$1.24	--	--	$1.22

Net income per common share - diluted:
Continuing operations	$1.13	--	--	$1.10
Discontinued operations	0.11	--	--	0.11

	$1.24	--	--	$1.21

Weighted average common shares outstanding:
Basic	21,368	--	--	21,368

Diluted	21,514	--	--	21,514

See Accompanying Notes to Pro Forma Consolidated Statements of Income

PS BUSINESS PARKS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
For the Year Ended December 31, 2002
(Unaudited)
(Amounts in thousands, except per share data)

	Historical	Property Acquisitions (Note 1)	Other Adjustments (Note 2)	Pro Forma
Revenues:
Rental income	$197,565	$21,020	$--	$218,585
Facility management fees	763	--	--	763
Gain on sale of marketable equity	41	--	--	41
securities
Interest income	959	68	(190)	837

	199,328	21,088	(190)	220,226

Expenses:
Cost of operations	52,842	8,555	--	61,397
Cost of facility management	176	--	--	176
Depreciation and amortization	57,658	8,591	--	66,249
General and administrative	5,125	--	--	5,125
Interest expense	5,324	--	3,193	8,517

	121,125	17,146	3,193	141,464

Income before discounted operations and
minority interest	78,203	3,942	(3,383)	78,762
Discontinued operations:
Income from discontinued operations	1,296	--	--	1,296
Impairment charge on properties held
for sale	--	--	--	--
Gain on disposition of real estate	8,123	--	--	8,123
Equity income of discontinued joint
venture	1,978	--	--	1,978

Income before minority interest in income .	89,600	3,942	(3,383)	90,159
Minority interest in income - preferred
units	(17,927)	--	--	(17,927)
Minority interest in income - common
units	(14,243)	(1,005)	863	(14,385)

Net income (loss)	$57,430	$2,937	$(2,520)	$57,847

Net income allocation:
Allocable to preferred shareholders	$15,412	$--	$--	$15,412
Allocable to common shareholders	42,018	2,937	(2,520)	42,435

	$57,430	$2,937	$(2,520)	$57,847

Net income per common share - basic:
Continuing operations	$1.62	--	--	$1.64
Discontinued operations	0.33	--	--	0.33

	$1.95	--	--	$1.97

Net income per common share - diluted:
Continuing operations	$1.61	--	--	$1.63
Discontinued operations	0.32	--	--	0.32

	$1.93	--	--	$1.95

Weighted average common shares outstanding:
Basic	21,552	--	--	21,552

Diluted	21,743	--	--	21,743

See Accompanying Notes to Pro Forma Consolidated Statements of Income

PS BUSINESS PARKS, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
For the nine months ended September 30, 2003 and the year ended December 31, 2002
(Unaudited)

1. Property Acquisition

The following pro forma adjustments have been made to reflect the operations of the newly acquired property as if such property had been owned and operated by the Company throughout the entire periods presented:

	Nine months ended September 30, 2003	Year ended December 31, 2002
	(Amounts in thousands)
o A pro forma adjustment has been made to reflect the
additional rental income as if the cquired property was
owned by the Company for the periods presented	$15,371	$21,267

Rental income has been adjusted to reflect one year of
amortization for the purchase adjustment of in-place leases in accordance with FASB Statement 141, Business Combinations (The amount will be
amortized over the remaining lease term)	(185)	(247)

	$15,186	$21,020

o A pro forma adjustment has been made to reflect the
additional cost of operations as if the acquired property
was owned by the Company for the periods presented	$7,020	$8,555

o A pro forma adjustment has been made to reflect the
incremental depreciation expense of the acquired property as if the property was owned by the Company for the periods
presented. The estimated useful lives used were 30 yearsfor buildings and 5 years for tenant improvements
	$6,443	$8,591

o Minority interest in income allocable to common
unitholders has been adjusted based upon its pro rata
ownership interest in the pro forma adjustments above	$444	$1,005

PS BUSINESS PARKS, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
For the nine months ended September 30, 2003 and the year ended December 31, 2002
(Unaudited)

2. Other Pro Forma Adjustments

	Nine months ended September 30, 2003	Year ended December 31, 2002
	(Amounts in thousands, except per share data)
o Interest and dividend income has been adjusted to
reflect the interest earned on average cash balances that
would not have existed had the acquisition been consummated
at the beginning of the periods presented	$143	$190

o Interest expense has been adjusted to reflect the
interest expense associated with the line of credit and
note payable to affiliate as if the borrowings had been
completed at the beginning of the periods presented	$2,395	$3,193

o Minority interest in income allocable to common
unitholders has been adjusted based upon its pro rata
ownership interest in the above pro forma adjustments	$647	$863

PS BUSINESS PARKS, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
For the nine months ended September 30, 2003 and the year ended December 31, 2002
(Unaudited)

3. Net income per common share has been computed as follows:

	Nine months ended September 30, 2003	Year ended December 31, 2002
	(Amounts in thousands, except per share data)
Historical net income allocable to common shareholders	$26,586	$42,018

Historical weighted average common shares - basic	21,368	21,552
Dilutive effect of stock options	146	191

Historical weighted average common shares - diluted	21,514	21,743

Historical net income per common share - basic
Continuing operations	$1.13	$1.62
Discontinued operations	0.11	0.33

	$1.24	$1.95

Historical net income per common share - diluted
Continuing operations	$1.13	$1.61
Discontinued operations	0.11	0.32

	$1.24	$1.93

Pro forma net income allocable to common shareholders	$25,991	$42,435

Pro forma weighted average common shares - basic	21,368	21,552
Dilutive effect of stock options	146	191

Pro forma weighted average common shares - diluted	21,514	21,743

Pro forma net income per common share - basic
Continuing operations	$1.11	$1.64
Discontinued operations	0.11	0.33

	$1.22	$1.97

Pro forma net income per common share - diluted
Continuing operations	$1.10	$1.63
Discontinued operations	0.11	0.32

	$1.21	$1.95

PS BUSINESS PARKS, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
For the nine months ended September 30, 2003 and the year ended December 31, 2002
(Unaudited)

4. Minority Interest

Minority interest represents ownership interests of common OP units in PS Business Parks, L.P. which are not owned by the Company. The common OP units, subject to certain conditions of the Operating Partnership Agreement, are convertible into common shares of the Company on a one-for-one basis. The following table summarizes the ownership interests:

	Nine months ended September 30, 2003	Year ended December 31, 2002
	(Amounts in thousands, except per share data)
Pro forma weighted average common shares outstanding	21,368	21,552
Pro forma weighted average common OP units owned by
minority interests	7,305	7,305

Pro forma weighted average common shares outstanding assuming
conversion of common OP units	28,673	28,857

Percentage owned by common shareholders	74.5%	74.7%
Percentage owned by common unitholders	25.5	25.3

Total ownership interest	100.0%	100.0%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.
Date: January 13, 2004
By: /s/ Edward A. Stokx
Edward A. Stokx
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
10	Letter Agreement, dated as of December 29, 2003, between Public Storage, Inc.
and PS Business Parks, L.P.
23	Consent of Independent Auditors

Exhibit 10

December 29, 2003

PS Business Parks, LP
701 Western Avenue, Suite 200
Glendale, California 91201

Re: Loan by Public Storage, Inc. to PS Business Parks, LP

Ladies and Gentlemen:

        From time to time, as requested by PS Business Parks, LP (the “Partnership”), Public Storage, Inc. (“PSI”) agrees to make loans (the “Loans”) to the Partnership such that the Loans in the aggregate do not exceed $100,000,000. The Loans shall be used by the Partnership for property acquisitions.

        The Loans may be prepaid in whole or in part at any time without penalty provided that any amounts prepaid reduces the maximum borrowing amount by the amount of the prepayment.

        Interest on the Loans shall accrue and be paid monthly at the rate of 1.4% per year. All outstanding principal and accrued and unpaid interest shall be repaid on March 9, 2004.

        Until the date on which the Loans are repaid in full, PS Business Parks, Inc. and the Partnership shall not pledge, assign, hypothecate or otherwise transfer any of their respective material assets.

        Advances and repayments of the Loans (and interest thereon) shall be reflected as book entries on the books and records of the Partnership and PSI.

        California law shall apply to any and all provisions of this letter agreement.

Sincerely yours,

PUBLIC STORAGE, INC.
By: /s/ John Reyes
John Reyes
Senior Vice President
and Chief Financial Officer

PS Business Parks, LP
December 29, 2003
Page Two

The above terms and conditions are hereby agreed to:

PS BUSINESS PARKS, LP
By: PS Business Parks, Inc., general partner

By:/s/ Joseph D. Russell, Jr.
Joseph D. Russell, Jr.
President and Chief Executive Officer

By: /s/ Edward A. Stokx
Edward A. Stokx
Chief Financial Officer

Exhibit 23

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-48313) of PS Business Parks, Inc. pertaining to the PS Business Parks, Inc. 1997 Stock Option and Incentive Plan, the Registration Statement on Form S-8 (No. 333-50274) of PS Business Parks, Inc. pertaining to the PS 401(k)/Profit Sharing Plan, the Registration on Form S-8 (No. 333-104604) of PS Business Parks, Inc. pertaining to the 2003 Stock Option and Incentive Plan, the Registration Statement on Form S-3 (No. 333-78627) and in the related prospectus and the Registration Statement on Form S-3 (No. 333-50463) and the related prospectus of our report dated January 12, 2004 with respect to the combined statement of certain revenues and certain operating expenses of Miami International Commerce Center for the year ended December 31, 2002 included in the Current Report on Form 8-K dated January 13, 2004 of PS Business Parks, Inc.

/s/ ERNST & YOUNG LLP

Los Angeles, California
January 13, 2004